speed commerce

NASDAQ: SPDC

Safe Harbor

speed commerce
NASDAQ: SPDC

This presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future activities, events or developments. All statements, other than statements of fact, that address activities, events or developments that the company or its management expect, project, believe or anticipate will or may occur in the future, or that relate to historical periods that will be reported in future filings with the Securities and Exchange Commission, are forward-looking statements. Forward-looking statements are made based on management's assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors.

Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the company's forward-looking statements. The company's forward-looking statements are also subject to risks and uncertainties which can affect its performance in both the near-and long-term. The company identifies the principal risks and uncertainties that affect its performance in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the foregoing.

Speed Commerce at a Glance

speed commerce
NASDAQ: SPDC

- Single source provider of e-commerce services & distribution solutions
- **What makes us unique?** We handle it ***all***, from website development & hosting, to warehousing, e-commerce & retail fulfillment, customer service, marketing, support & logistics
- **Customers include:** leading global retailers & manufacturers in the apparel, communications, consumer products, consumer electronics & accessories (CE&A) & software industries
- **TTM Q3 FY-14:** revenue of $511M & adj. EBITDA of $20M[1]
- Headquartered in Dallas, TX & founded in 1983



MasterCard
AMEX
HOT ITEM
speed commerce
Full-Service Platform

Note: Fiscal year ends Mar 31.
1) Please see appendix for use of non-GAAP information.

Evolution of Speed Commerce

speed commerce
NASDAQ: SPDC

Pre- 2011

- **Leading distributor** of software & home entertainment products
- Added software publishing & content creation via **multiple acquisitions**
- **IPO/Nasdaq** listing (1993)
- **Sold** independent music distribution business (2007)
- Opened **Canadian** distribution facility (2010)

2011-2012

- **Richard Willis** joined as CEO (2011)
- **Refocused business to e-commerce & fast-growing distribution segments**
- **Sold** FUNimation (2011)
- **Restructuring & expense reduction plan initiated** (2011)
- **Acquired SpeedFC,** end-to-end e-commerce service provider (2012)

2013

- **Relocated** corporate headquarters to Dallas & rationalized Minn. distribution facility
- Expanded Columbus & Canadian distribution centers
- Changed name from Navarre to Speed Commerce
- **Integrated** SpeedFC
- Joined **Russell** 3000 & Global Indexes
- Terry Tuttle joined as CFO; Jyoti Lynch as CIO
- Successfully installed automated sortation equipment in Columbus distribution center

We Address the Trends in Large & Growing Markets

speed commerce
NASDAQ: SPDC

- Total annualized U.S. retail sales topped **$4.4T** in Q4 2012, **up 4%** y/y growth vs. prior year[1]
- U.S. e-commerce spending topped **$59.5B** in Q4 2012, **up 16%** vs. year ago[1]
  - **14th** consecutive quarter of y/y growth
  - **13th** consecutive quarter of double-digit growth
- Top-performing online product categories[2]:
  - Apparel & Accessories
  - Computer Software
  - Sport & Fitness
- Each category grew at least 19% vs. year-ago[2] (our top 10 vendors each grew revenues by double-digits)
- **Indications are positive for CY Q4:** retail e-commerce holiday sales in the U.S. will rise ~15% in 2013[3]

U.S. E-Commerce Spending Projected to Increase 93% by 2017[4]



$226B
$259B
$297B
$339B
$385B
$434B
2012
2013E
2014E
2015E
2016E
2017E

1) U.S. Census Bureau News, Quarterly E-commerce Sales, Feb 2013.
2) comScore, Aug 2013.
3) eMarketer, Sep 2013.
4) eMarketer, Apr 2013. Compared to 2012 data.

Business Overview

speed commerce
NASDAQ: SPDC

speed commerce

E-commerce Services & Fulfillment	Distribution
▸ E-commerce platform development ▸ Hosting & managed services ▸ Order & inventory management ▸ Pick, pack & ship ▸ 24/7 customer care (calls, emails, chat) ▸ Returns processing ▸ Providing data & tools to manage data for customers (Speed Order) ▸ Value added services	▸ Putting the ***right*** products in the ***right*** stores ▸ Pick, pack & ship ▸ Order & return processing ▸ Vendor managed & consignment inventory ▸ Category management ▸ Marketing & production support ▸ Value added services

One-Stop Shop for Customers & Partners Across Multiple B2B & B2C Go-to-Market Channels

E-commerce & Fulfillment Services

- We develop & operate proprietary e-commerce websites & offer third-party logistics (3PL) services on behalf of our partners


dressbarn
misses
women's
petites
shoes
jewelry
accessories
sale
fall in LOVE
MISSES
WOMEN'S
metroPCS
Why MetroPCS
Phones & More
Plans & Services
MetroMarket
Manage & Pay
LIMITED TIME ONLY!
Instant Joy
Save up to $200
on 4G LTE phones.
SHOP SALE PHONES

- **Gross margin is ~2x our distribution business**

E-commerce & Fulfillment Revenue[1]


$1.0M
$7.8M
$54.7M
$104.6M
FY-11
FY-12
FY-13
TTM Q3 FY-14

Select Customers

EXCHANGE – Army & Air Force Exchange Service
Yankee Candle company
cache
avenue – Women's Fashion Size 14 & Up
dressbarn
Warby Parker eyewear
metroPCS – Unlimit Yourself.
Justice
H-E-B
Spencer's

Note: Fiscal year ends Mar 31.
1) SpeedFC acquisition closed in November 2012.

Distribution Services

speed commerce
NASDAQ: SPDC

- **Largest distributor of consumer software in the U.S. & Canada, supplying 30,000+ retail locations**
- Three technologically advanced distribution centers (Dallas, Columbus & Toronto)
- **Offsetting gradual decline in mature software market with fast growing CE&A end-market**
  - Added 200+ new vendors in past 2 years
  - Expanded channel into major cellular carrier stores (e.g. AT&T)
- Our scale enables our vendors – many of whom are small & mid-sized – to gain shelf space at leading retailers

Distribution Services Revenue[1]



$31M
$389M
$78M
$347M
$103M
$320M
$130M
$274M
FY-11
FY-12
FY-13
TTM Q3 FY-14
CE&A
Computer Software

Select Customers

at&t, amazon.com, Target, Apple, Best Buy, Costco Wholesale, Sam's Club, Bed Bath & Beyond, Walmart, OfficeMax, Walgreens, Toys"R"Us, RadioShack

Select Vendors

Square, McAfee, Otter, Pebble, Kaspersky, Venom, Philips, Withings, webroot, Turtle Beach

Note: Fiscal year ends Mar 31.
1) Excludes video game and home video end markets.

Major Brands Rely On Us To Reach & Serve Their Customers

speed commerce
NASDAQ: SPDC

Justice
avenue WOMEN'S FASHION SIZE 14 & UP
YANKEE CANDLE company
EXCHANGE ARMY & AIR FORCE EXCHANGE SERVICE
metroPCS Unlimit Yourself.
caché
amazon.com
LONDON DRUGS
COSTCO WHOLESALE
BJ's WHOLESALE CLUB
BEST BUY
TARGET
STAPLES that was easy.
Fry's ELECTRONICS
RadioShack
Sam's CLUB
Indigo Enrich your life
Walmart Save money. Live better.
TigerDirect.com
Office DEPOT
OfficeMax WORK WITH US
GameStop

Competitive Landscape

speed commerce
NASDAQ: SPDC



Retail Distribution
brightstar
spa, inc.
COKeM INTERNATIONAL LTD.
D&H
SUPERIOR COMMUNICATIONS
Tech Data
INGRAM MICRO
PETRA "Your Accessory Source"
Fulfillment/Call Center
fiftyone
FillTeK
FIFTH GEAR
INGRAM MICRO
Innotrac
GENCO ATC
ups
PENSKE
KUEHNE+NAGEL
QuietLogistics
INTERSHOP The E-Commerce Company
Full Service
speed commerce
gsi commerce
amazon.com
PFSweb
E-Commerce Platforms
ModusLink The Power of Global Precision
Magento Open Source eCommerce
demandware
venda
hybris
marketlive
micros
F R Y
IBM WebSphere.

- We compete with very few full service providers
- We provide more flexible & customized, single source, end-to-end solutions & services

Delivering on Goals

speed commerce
NASDAQ: SPDC

Goals	Status
1) Deliver on sales growth (non-software)[1]	**Q3 FY-14:** $26.4M in new sales (38% growth) **YTD Q3 FY-14:** $77.5M in new sales (66% growth)
2) Capture new e-commerce customers	Entered into contracts to implement eight new websites between May & August (including AAFES, NEXCOM, Lowes, HEB & Huawei)
3) Build for future growth	▪ Built-out Columbus facility & installed sortation equipment ▪ Expanded Canadian distribution center ▪ Expanded Mexico facility for programmers & clerical
4) Continued tight management of operating expenses[2]	**Q3 FY-14 operating expenses:** 7.3% of sales (vs. 7.3% in Q3 FY-13) **YTD Q3 FY-14 operating expenses:** 8.9% of sales (vs. 9.2% YTD Q3 FY-13)
5) Improve overall gross margin	**Q3 FY-14:** +190 basis points **YTD Q3 FY-14:** +100 basis points
6) Manage software decline	Net sales from software products were 77% of revenues in FY-11 (only 48% in Q3 FY-14)
7) Deliver Adj. EBITDA within expected range[3]	**Q3 FY-14:** +86% to $10.0M **YTD Q3 FY-14:** +107% to $16.9M ***We expect to grow FY-14 Adj. EBITDA to $19M - $21M (up 69% - 87% from $11.3M in FY-13)***

Note: Fiscal year ends Mar 31.
1) Excludes software and video games.
2) Based on Non-GAAP. Adjustments include transaction & transition costs, restructuring & other charges, goodwill & intangibles impairment, & facility costs.
3) Guidance reaffirmed & effective only on Feb 4, 2014. Please see appendix for use of non-GAAP information.

Multiple Avenues for Growth

speed commerce
NASDAQ: SPDC

Capture & Grow E-commerce Customers	Expand Within Fast Growing CE&A Segment	Continue to Expand in Canada	Increase Market Share in Software

Grow Existing Customers (Example)

Justice

Our top 10 customers have grown sales +30% YTD[1]

- Acquired Justice as client in 2001 to provide fulfillment & call center services
- In 2001-2002, developed order management capabilities to support large catalog business (40+ million catalogs mailed annually)
- Began providing e-commerce platform services in 2005
- Migrated to Speed Commerce's SARA (Oracle Commerce) platform in 2013
- Supported its growth to 20x initial sales levels

Win New Customers (Example)

EXCHANGE

- Acquired Army Air Force Exchange as a client in 2013 to provide e-commerce platform services, order management, fulfillment & contact center services **(end-to-end)**
- Utilizing Speed Commerce's SARA (Oracle Commerce) platform for front-end multi-site capabilities
- Highly competitive RFP process to win the account – 5 year contract
- Aggressive growth plan to double business in 5 years

1) As of Dec 31, 2013.

Multiple Avenues for Growth

speed commerce
NASDAQ: SPDC

Capture & Grow E-commerce Customers	**Expand Within Fast Growing CE&A Segment**	Continue to Expand in Canada	Increase Market Share in Software

- **Key categories:** cases, headphones, health & fitness, apparel accessories
- Deep retail relationships across multiple categories
- Strong relationships with top brands
- Understanding our customers' customers
- Our top 10 vendors have experienced double-digit revenue growth
- Q3 FY-14 revenue of $62.6M (+32%); YTD revenue of 111.4M (+33%)[1]

CE&A Revenue


$31M
$78M
$103M
$130M
FY-11
FY-12
FY-13
TTM Q3 FY-14

Distribution Revenue[2]


Software
CE&A
100%
80%
60%
40%
20%
0%
93%
82%
76%
68%
7%
18%
24%
32%
FY-11
FY-12
FY-13
TTM Q3 FY-14

Note: Fiscal year ends Mar 31.
1) Through the fiscal third quarter ended Dec 31, 2013.
2) Excludes video games and home video.

Multiple Avenues for Growth

speed commerce
NASDAQ: SPDC

Capture & Grow E-commerce Customers	Expand Within Fast Growing CE&A Segment	**Continue to Expand in Canada**	Increase Market Share in Software

- Revenue up 45% to $82M in FY-13
- Strong relationships with large Canadian retailers
  - Leverage existing relationships with their U.S. counterparts
  - Initially penetrated via software channel & expanded quickly into CE&A
- Toronto warehouse expanded Sept 2013
  - Added capability to ship e-commerce products (e.g. currently shipping to Apple)
- Began shipping Target Canada in Dec 2012
  - 100+ Canadian stores as of Dec 2013
- Several new retail initiatives in FY-14 (Indigo, Target, Costco)

Canadian Revenue



$42M
$56M
$82M
$80M
FY-11
FY-12
FY-13
TTM Q3 FY-14

Tier 1 Customer Base

London Drugs, Apple, Indigo (Enrich your life), Best Buy, Walmart, Future Shop, Staples, Target

Note: Fiscal year ends Mar 31. Canada revenue is referred to as "International" revenue in SEC filings.
1) Through the fiscal third quarter ended Dec 31, 2013.

Multiple Avenues for Growth

speed commerce NASDAQ: SPDC

Capture & Grow E-commerce Customers	Expand Within Fast Growing CE&A Segment	Continue to Expand in Canada	**Increase Market Share in Software**

- **We are the largest distributor of consumer software in the U.S. & Canada**
- Continued successful management of software revenue decline
- Drivers of market share gains:
  - Strong market share gains in Canada
  - Implementation of PC attach programs
  - Partnering with vendors & retailers to develop aggressive promotional plans
  - Focus on utility/security space (slower decline)
- Expansion of electronic software download
- Positioned as "Omni-Channel" distributor & deliver goods any way customer wants



Quarter-over Quarter Revenue
$ in millions
$63.2
$53.9
$79.1
$62.8
$107.6
$86.7
$88.4
$70.4
2013
2014
Fiscal Q1
2013
2014
Fiscal Q2
2013
2014
Fiscal Q3
2012
2013
Fiscal Q4

Note: Fiscal year ends Mar 31.

speed commerce

Key Financials

Key Stats: SPDC (NASDAQ)

speed commerce
NASDAQ: SPDC

Trading Data (@ January 31, 2014)

Stock Price	**$4.00**
52 Week Low/High	$1.84/4.84
Avg. Daily Vol. (100 day)	212,856
Shares Outstanding	64.9M
Public Float, est.	73%
Institutional Holdings	40%
Insider Holdings	27%

Valuation Measures

Market Cap	**$259.8M**
Enterprise Value	$290.7M
EV/Revenue *(ttm)*	0.6X
EV/EBITDA *(ttm)*	14.5x

Financial Highlights (@ December 31, 2013)

Revenues (ttm)	**$510.9M**
Adj. EBITDA *(ttm)*	$20.0M
Diluted EPS *(ttm)*	$(0.40)
Cash & Equivalents *(mrq)*	$0M
Total Assets *(mrq)*	$290.7M
Total Debt *(mrq)*	$30.9M
Total Liabilities *(mrq)*	$220.9M
Total Equity *(mrq)*	$69.9M



SPDC Daily
Volume

Annual Net Sales & Adj. EBITDA[1,3]
($ Millions)



Net Sales
Adj. EBITDA
$432.0
$7.7
$477.6
$11.3
$490 - $515
$19 - $21
FY-12²
FY-13²
FY-14E

1) Guidance effective only on Feb 4, 2014. Fiscal year ends Mar 31.
2) Excludes net sales of home video & video game distribution.
3) Please see appendix for use of non-GAAP information.

Well Positioned for Growth in CE&A and E-commerce – Fiscal Year Results

speed ⇨ commerce
NASDAQ: SPDC

Gradual decline in mature software market offset by high-growth categories of CE&A & e-commerce & fulfillment



Software
8% Decline
$347M
$320M
FY-12
FY-13
CE&A
32% Growth
$78M
$103M
FY-12
FY-13
E-commerce & Fulfillment
603% Growth
$8M
$55M
FY-12
FY-13

Note: Fiscal year ends Mar 31.

Well Positioned for Growth in CE&A and E-commerce – YTD Results

speed ⇒ commerce
NASDAQ: SPDC

Gradual decline in mature software market offset by high-growth categories of CE&A & e-commerce & fulfillment


Software
19% Decline
$250M
$203M
YTD @ Q3 FY-13
YTD @ Q3 FY-14
CE&A
33% Growth
$84M
$111M
YTD @ Q3 FY-13
YTD @ Q3 FY-14
E-commerce & Fulfillment
150% Growth
$33M
$83M
YTD @ Q3 FY-13
YTD @ Q3 FY-14

Note: Fiscal year ends Mar 31.

Strong Cash Flow Generation

speed commerce
NASDAQ: SPDC

Adjusted EBITDA[1]


$7.7M
$11.3M
$20.0M
FY-12
FY-13
TTM Q3 FY-14

Capital Expenditures


$0.8M
$3.8M
$11.0M
FY-12
FY-13
TTM Q3 FY-14

Note: Fiscal year ends Mar 31.

1) Please see appendix for use of non-GAAP information.

Operating Expense Trends

speed commerce
NASDAQ: SPDC

- **We significantly reduced operating expenses despite the acquisition of SpeedFC** (acquired Nov 2012)
- Adjusted OpEx as a percentage of revenue continues to improve[1]:
  - YTD @ Q3 FY-12: 11.0%
  - YTD @ Q3 FY-13: 9.2%
  - YTD @ Q3 FY-14: 8.9%
- Reduction of annualized OpEx from $63M in Q3 FY-11 to $45.9M in Q3 FY-14
- Consistent focus on OpEx reductions:
  - Initial 2011 plan resulted in approximately $6M in annual savings
  - Additional savings realized from SpeedFC acquisition
  - Minnesota distribution center rationalized
  - Certain employee positions relocated to Mexico

Non-GAAP Operating Expenses[2]



$59M
$51M
$46M
FY-11
FY-12
FY-13

Note: Fiscal year ends Mar 31.
1) Through the fiscal third quarter ended December 31.
2) Adjustments include transaction & transition costs, restructuring and other charges, goodwill and intangibles impairment and facility costs.

Selected Financial Performance from Ongoing Business

speed commerce
NASDAQ: SPDC

	12-Months Ended		
	Dec 2012	**Dec 2013**	***Change***
Net Sales[1]	**$476.3M**	**$508.7M**	***7%***
Distribution[1]	$440.2M	$404.1M	*(8%)*
E-Commerce & Fulfillment Services	$36.1M	$104.6M	*190%*
Operating Expenses	**$52.7M**	**$57.0M**	***8%***
Adjusted EBITDA[2]	**$9.8M**	**$20.0M**	***104%***

1) Excludes net sales of home video & video game distribution.
2) Please see appendix for use of non-GAAP information.

Strong Balance Sheet

speed commerce
NASDAQ: SPDC

- Growth-oriented balance sheet
  - $50M revolving credit facility (LIBOR +2.75%[1])
  - **On Oct 1, 2013, closed a public offering for 8.0M shares at $3.00 for net proceeds of $21.8M**

($ in millions)

Assets	12/31/2012	3/31/2013	12/31/2013
Cash	$0	$0	$0
Accounts Receivable	123	83	151
Inventory	39	34	55
PP&E, net	11	14	18
Goodwill & Intangibles	56	54	54
Other	10	10	13
Total Assets	**$250**	**$196**	**$291**
Liabilities			
Accounts Payable[2]	$153	$107	$175
Revolving Line of Credit	17	24	31
Other	18	11	15
Total Liabilities	**$188**	**$143**	**$221**
Shareholders' Equity	**$62**	**$54**	**$70**

Note: All $ in millions.

1) Speed Commerce also has the option to make interest payments at the bank's base rate (as defined in Credit Facility) plus 1.75%.
2) Accounts payable includes checks written in excess of cash balances.

Fiscal 2014 Outlook[1]

speed commerce
NASDAQ: SPDC

- **FY-14 Net Sales**
  - **$490M - $515M**
  - 1% - 6% growth vs. FY13
- **FY-14 Adjusted EBITDA[3]**
  - **$19M - $21M**
  - 69% - 87% growth vs. FY13



Annual Net Sales & Adj. EBITDA1,3
($ Millions)
Net Sales
Adj. EBITDA
$432
$478
$490 - $515
$7.7
$11.3
$19 - $21
FY-12²
FY-13²
FY-14E¹

1) Guidance effective only on Feb 4, 2014. Fiscal year ends Mar 31.
2) Excludes net sales of home video & video game distribution.
3) Please see appendix for use of non-GAAP information.

Key Takeaways

speed commerce
NASDAQ: SPDC

- **Speed offers a single-source solution** to a large & growing e-commerce market
- Superior technology & infrastructure creates significant **barriers to entry**
- **Long-established relationships** with the world's largest retailers & fast-growing e-commerce companies
- Track record of successfully identifying & integrating **accretive acquisitions**
- **Revenue & cash flow growth,** expanding margins & increasing profitability
- YTD revenue up 7% to $399M & EBITDA up 107% to $17M[4]



Annual Net Sales & Adj. EBITDA[1,3]
($ Millions)
Net Sales
Adj. EBITDA
$432
$7.7
$478
$11.3
$490 - $515
$19 - $21
FY-12[2]
FY-13[2]
FY-14E

1) Guidance effective only on Feb 4, 2014. Fiscal year ends Mar 31.
2) Excludes net sales of home video & video game distribution.
3) Please see appendix for use of non-GAAP information.
4) Through the fiscal third quarter ended December 31, 2013.

APPENDIX

Speed Commerce's Seasoned Leadership

speed commerce
NASDAQ: SPDC

Richard Willis
CEO & President

- Appointed CEO in Sep 2011
- Member of Board of Directors
- Significant track record of successfully leading businesses in diverse markets
- CEO experience: SFC, Inc., Baker & Taylor, Troll Communications, Bell Sports

Terry Tuttle
CFO

- Appointed CFO in Jun 2013
- Ten-year partner of accounting firm Weston & Tuttle
- Former COO of Troll Comm.
- CFO: Bell Sports, McMullen Argus

Jeff Zisk
Pres. of E-Commerce

- Founded predecessor to Speed Commerce in 2000
- +25 years experience in fulfillment, distribution & retail industries
- CEO: Entertainment Foods, Inc. & AMWC, Inc.

Ward Thomas
Pres. of Distribution

- President of Business Services since Aug 2010
- President of Encore since Oct 2011
- Executive sales & management experience at Trend Micro & FUNimation Entertainment

Jyoti Lynch
CIO

- Joined Speed Commerce in Sep 2011, appointed CIO in Oct 2013
- +20 years of business facing IT leadership experience
- Former IT leader at Blockbuster and ABB

Ryan Urness
General Counsel & Secretary

- Joined Speed Commerce in Jan 2003
- Oversees investor relations & human resources
- Former head of intellectual property practice at Winthrop & Weinstine P.A.

Speed Commerce team capable of leveraging deep e-commerce & operations expertise to drive results.

Use of Non-GAAP Information

speed commerce
NASDAQ: SPDC

The company provides non-GAAP pro forma and adjusted information and references to "pro forma" and "adjusted" information are references to non-GAAP measures. The company provides such non-GAAP information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Non-GAAP information is not a substitute for any performance measure derived in accordance with GAAP. The company's management evaluates and makes decisions primarily based upon these non-GAAP financial metrics. For each such non-GAAP financial measure, the adjustment or pro forma information provides the company's management with information about the company's underlying operating performance that enables a more meaningful comparison of its financial results.

The company recognizes that the use of non-GAAP measures has limitations, including the need to exercise judgment in determining which types of charges should be excluded or added back to GAAP measures. The company provides this non-GAAP financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information that is intended to enable investors to evaluate the company's core operating performance in the same way that its management does. Reconciliations between historical adjusted and pro forma non-GAAP results and the corresponding GAAP measures are attached to this presentation in the section entitled "Appendix."

Business Segment Information & Net Sales by Geographic Region & Sales Channel

speed commerce
NASDAQ: SPDC

SPEED COMMERCE, INC.
Supplemental Information
(In thousands)
(Unaudited)

Business Segment Information and Net Sales by Geographic Region and Sales Channel

	Three Months Ended December 31,			
	2013	%	2012	%
Net sales:				
Distribution				
Software	$ 86,696	47.5%	$ 107,638	60.4%
Consumer electronics				
and accessories	62,631	34.3%	47,363	26.6%
Video games	608	0.3%	1,855	1.0%
	149,935	82.2%	156,856	88.0%
E-commerce and fulfillment services	32,576	17.8%	21,428	12.0%
Net sales as reported	$ 182,511		$ 178,284	
Operating income (loss)				
Distribution	$ 438		$ 499	
E-commerce and fulfillment services	(315)		1,959	
Consolidated operating income (loss)	$ 123		$ 2,458	
Net Sales by Geographic Region				
United States	$ 152,730		$ 144,666	
Canada	29,781		33,618	
Net Sales as reported	$ 182,511		$ 178,284	
Net Sales by Sales Channel				
Retail	$ 126,052		$ 129,943	
E-commerce	56,459		48,341	
Net Sales as reported	$ 182,511		$ 178,284	

Business Segment Information & Net Sales by Geographic Region & Sales Channel (cont'd)

speed commerce
NASDAQ: SPDC

SPEED COMMERCE, INC.
Supplemental Information
(In thousands)
(Unaudited)

Business Segment Information and Net Sales by Geographic Region and Sales Channel

	Nine Months Ended December 31,			
	2013	%	2012	%
Net sales:				
Distribution				
Software	$ 203,402	50.9%	$ 249,838	66.9%
Consumer electronics				
and accessories	111,432	27.9%	83,863	22.4%
Video games	1,265	0.3%	6,775	1.8%
	316,099	79.2%	340,476	91.1%
E-commerce and fulfillment services	83,154	20.8%	33,212	8.9%
Net sales as reported	$ 399,253		$ 373,688	
Operating income (loss)				
Distribution	$ (9,273)		$ 21	
E-commerce and fulfillment services	3,644		2,729	
Consolidated operating income (loss)	$ (5,629)		$ 2,750	
Net Sales by Geographic Region				
United States	$ 338,606		$ 311,268	
Canada	60,647		62,420	
Net Sales as reported	$ 399,253		$ 373,688	
Net Sales by Sales Channel				
Retail	$ 271,232		$ 289,665	
E-commerce	128,021		84,023	
Net Sales as reported	$ 399,253		$ 373,688	

Business Segment Information & Net Sales by Geographic Region & Sales Channel (cont'd)

speed commerce
NASDAQ: SPDC

SPEED COMMERCE, INC.
Supplemental Information
(In thousands)
(Unaudited)

Business Segment Information and Net Sales by Geographic Region and Sales Channel

	Trailing Twelve Months Ended December 31,			
Net Sales:	2013	%	2012	%
Distribution				
Software	273,838	53.6%	338,295	69.0%
Consumer electronics and accessories	130,254	25.5%	101,988	20.8%
Video games	2,155	0.4%	11,408	2.3%
Home Video	-		2,666	0.5%
	406,247	79.5%	454,357	92.6%
E-commerce and fulfillment services	104,613	20.5%	36,074	7.4%
Net Sales as reported	510,860		490,431	
Operating income (loss)				
Distibution	(11,779)		(5,727)	
E-commerce and fulfillment services	5,379		2,511	
Consolidated operating income (loss)	(6,400)		(3,216)	
Net Sales by Geographic Region				
United States	431,005		417,028	
Canada	79,855		73,403	
Net Sales as reported	510,860		490,431	
Net Sales by Sales Channel				
Retail	346,238		387,888	
E-commerce	164,622		102,543	
Net Sales as reported	510,860		490,431	

Reconciliation of Pro Forma to GAAP

speed commerce
NASDAQ: SPDC

SPEED COMMERCE, INC.
Supplemental Information
(In thousands)
(Unaudited)

Adjusted Pro Forma (Loss) Before Income Tax

	GAAP Information				Adjusted Pro Forma Information			
	Three Months Ended December 31,				Three Months Ended December 31,			
	2013	% of sales	2012	% of sales	2013	% of sales	2012	% of sales
Net sales	$182,511		$178,284		$182,511		$178,284	
Gross profit (1)	15,826	8.7%	17,001	9.5%	20,829	11.4%	17,001	9.5%
Operating expenses (2)	15,703	8.6%	14,543	8.2%	13,270	7.3%	13,017	7.3%
Income (loss) from operations	123		2,458		7,559		3,984	
Other (expense), net	(1,135)		(828)		(1,135)		(828)	
Income (loss) before income tax	$ (1,012)		$ 1,630		$ 6,424		$ 3,156	

	Three Months Ended December 31, 2013	2012
(1) Pro forma adjustments to gross profit consist of the following:		
Transaction and transition costs	$ 5,003	$ -
Total adjustments	$ 5,003	$ -
(2) Pro forma adjustments to operating expenses consist of the following:		
Transaction and transition costs	$ 2,433	$ 1,526
Total adjustments	$ 2,433	$ 1,526

Reconciliation of Pro Forma to GAAP (cont'd)

speed commerce
NASDAQ: SPDC

SPEED COMMERCE, INC.
Supplemental Information
(In thousands)
(Unaudited)

Adjusted Pro Forma (Loss) Before Income Tax

	GAAP Information Nine Months Ended December 31,				Adjusted Pro Forma Information Nine Months Ended December 31,			
	2013	% of sales	2012	% of sales	2013	% of sales	2012	% of sales
Net sales	$399,253		$373,688		$399,253		$373,688	
Gross profit (1)	38,449	9.6%	39,024	10.4%	45,338	11.4%	39,024	10.4%
Operating expenses (2)	44,078	11.0%	36,274	9.7%	35,480	8.9%	34,348	9.2%
Income (loss) from operations	(5,629)		2,750		9,858		4,676	
Other (expense), net	(1,891)		(1,188)		(1,891)		(1,188)	
Income (loss) before income tax	$ (7,520)		$ 1,562		$ 7,967		$ 3,488	

	Nine Months Ended December 31, 2013	2012
(1) Pro forma adjustments to gross profit consist of the following:		
Transaction and transition costs	$ 6,889	$ -
Total adjustments	$ 6,889	$ -
(2) Pro forma adjustments to operating expenses consist of the following:		
Transaction and transition costs	$ 8,598	$ 1,926
Total adjustments	$ 8,598	$ 1,926

Reconciliation of Pro Forma to GAAP (cont'd)

speed commerce NASDAQ: SPDC

SPEED COMMERCE, INC.
Supplemental Information
(In thousands)
(Unaudited)

Adjusted Pro Forma (Loss) Before Income Tax

	GAAP Information				Adjusted Pro Forma Information			
	Trailing Twelve Months Ended December 31,				Trailing Twelve Months Ended December 31,			
	2013	% of sales	2012	% of sales	2013	% of sales	2012	% of sales
Net sales (1)	510,860		490,431		510,860		490,901	
Gross profit (2)	50,601	9.9%	49,459	10.1%	57,326	11.2%	51,051	10.4%
Operating expenses (3)	57,001	11.2%	52,675	10.7%	46,636	9.1%	45,819	9.3%
Income (loss) from operations	(6,400)		(3,216)		10,690		5,232	
Other (expense), net (4)	(2,656)		(1,239)		(2,656)		(1,117)	
Income (loss) before income tax	(9,056)		(4,455)		8,034		4,115	

	Trailing Twelve Months Ended December 31,			
	2013	% of sales	2012	% of sales
(1) Pro forma adjustments to net sales consist of the following:				
Customer Credit	-		470	
Total adjustments	-		470	
(2) Pro forma adjustments to gross profit consist of the following:				
Transaction and transition costs	6,725		-	
Inventory write-downs	-		891	
Prepaid royalties impairment	-		231	
Software development impairment	-		-	
Total adjustments	6,725		1,122	
(3) Pro forma adustments to operating expenses consist of the following:				
Transaction and transition costs	10,365		4,015	
Facility costs	-		2,841	
Goodwill and intangible	-		-	
Total adjustments	10,365		6,856	
(4) Pro forma adustments to other expenses consist of the following:				
Loss on Asset Disposal	-		122	
Total adjustments	-		122	

Adjusted EBITDA Reconciliation

speed commerce
NASDAQ: SPDC

SPEED COMMERCE, INC.
Supplemental Information
(In thousands)
(Unaudited)

Reconciliation of Net Loss to Adjusted EBITDA

	Three Months December 31, 2013	Three Months December 31, 2012
Net loss, as reported	$ (1,012)	$ 10
Interest expense, net	432	325
Income tax expense (benefit)	-	1,620
Depreciation and amortization	2,101	1,257
Foreign translation loss (gain)	704	388
Share-based compensation	345	245
Transaction and transition costs	7,436	1,526
Adjusted EBITDA	$ 10,006	$ 5,371

	Nine Months December 31, 2013	Nine Months December 31, 2012
Net loss, as reported	$ (7,552)	$ (73)
Interest expense, net	1,234	586
Income tax expense (benefit)	32	1,635
Depreciation and amortization	6,132	2,884
Foreign translation loss (gain)	666	493
Share-based compensation	859	705
Transaction and transition costs	15,487	1,926
Adjusted EBITDA	$ 16,858	$ 8,156

Adjusted EBITDA Reconciliation (cont'd)

speed commerce
NASDAQ: SPDC

SPEED COMMERCE, INC.
Supplemental Information
(In thousands)
(Unaudited)

Reconciliation of Net Loss to Adjusted EBITDA

	Trailing Twelve Months ended December 31,	
	2013	2012
Net loss, as reported	(19,361)	(3,420)
Interest expense, net	1,668	681
Income tax expense (benefit)	10,305	(1,035)
Depreciation and amortization	8,125	3,726
Foreign translation loss (gain)	994	323
Share-based compensation	1,137	944
Restructure/Transaction and transition costs	17,091	8,570
Adjusted EBITDA	19,959	9,789